                                                                    Exhibit 3(d)

                      RESTATED BYLAWS FOR THE REGULATION
                                      OF
            CYGNA CONSULTING ENGINEERS AND PROJECT MANAGEMENT, INC.
                            (as of October 4, 1995)


                                   ARTICLE I
                                   ---------

                                    Offices
                                    -------

     Section 1.   Principal Executive Office.  The principal executive office of
                  --------- --------- ------
the corporation designated in these bylaws is located at:

                  141 Battery Street
                  San Francisco, California 94111


     If no principal executive office is specified above, the Board of Directors shall fix the location of the principal executive office of the corporation at any place within or without the State of California. If the principal executive office is located outside this state and the corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

     The Board of Directors is hereby granted full power and authority to fix or change the location of the principal executive and business offices without amendment to these bylaws.

     Section 2.   Other Offices.   Branch or subordinate offices may at any time
                  ----- -------
be established by the Board of Directors at any place or places where the corporation is qualified to do business.

                                  ARTICLE II
                                  ----------

                           Meetings of Shareholders
                           ------------------------

     Section 1.      Place of Meetings.  All annual and other meetings of
                     ----- -- --------
shareholders shall be held either at the principal executive office of the corporation or at any other place within or without the State of California which may be designated either by the Board of Directors pursuant to authority hereinafter granted to the Board, or by the written consent of all shareholders entitled to vote thereat, given either before or after the meeting and filed with the secretary of the corporation.

     Section 2.      Annual Meetings.  The annual meetings of stockholders, at
                     ------ --------
which Directors shall be elected, shall be held on the first Wednesday following the first Tuesday in October of each year, at 2:30 p.m. of said day; provided, however that should said day fall upon a legal holiday, then any such annual meeting of stockholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. At each annual meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting."

     Section 3.      Special Meetings.  Special meetings of the shareholders,
                     ------- --------
for any purpose or purposes whatsoever, may be called at any time by the president or by the Board of Directors, or by one or more shareholders holding not less than one-tenth of the voting power of the corporation.

     If a special meeting of shareholders is called by any person or persons other than the Board of Directors, the request shall be in writing and given to the chairman of the Board, the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given shareholders entitled to vote, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

        Notices of or requests for special meetings shall be given in accordance with the provisions of Section 4 and 5 of this Article II.

        Section 4.  Notice of Shareholders' Meetings.  All notices of meetings
                    ------ -- ------------- --------
of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, management intends to present for election.

        If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California; (ii) an amendment of the articles of incorporation, pursuant to Section 902 of that Code; (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code; (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code; or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

     Section 5.    Manner of Giving Notice:
                   ------ -- ------ ------
                   Affidavit of Notice.  Except in special cases where other
                   --------- -- ------
express provision is made by statute, notice or request of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid. Notice to a shareholder shall be addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting may be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

     Section 6.   Adjourned Meetings and Notice Thereof. Any shareholders'
                  --------- -------- --- ------ -------
meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either present in person or by proxy. In the absence of a quorum no other business may be transacted at such meeting, except as stated in Section 8 of this Article II.

     When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Section 7.   Voting. The shareholders entitled to notice of any meeting or
                  ------
to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 11 of this Article II.

     Voting shall in all cases be subject to the provisions of Chapter 7 of the California General Corporation Law and to the following provisions:

     (a) Subject to clause (g), shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and the shares held by a trustee may only be voted by the trustee, either in person or by proxy, if the shares are standing in the name of the trustee.

     (b) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

     (c) Subject to the provisions of Section 705 of the Corporations Code of California, and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledges, and thereafter the pledges shall be entitled to vote the shares so transferred.

     (d) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

     (e) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy holder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

        (f) Shares of the corporation owned by its subsidiary shall not be entitled to vote on any matter.

        (g) Shares held by the corporation in a fiduciary capacity, and shares of the corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

        (h) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxy holders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

             (i)     If only one votes, such act binds all;

             (ii) If more than one vote, the act of the majority so voting binds all;

             (iii) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately.

If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

        The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the articles of incorporation.

     At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     Section 8.  Quorum.  The presence in person or by proxy of persons entitled
                 ------
to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 9.  Waiver of Notice; Consent of Absentees.  The transaction of any
                 ------ -- ------  ------- -- ---------
meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall State the general nature of the proposal.

     Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included if that objection is expressly made at the meeting.

     Section 10.   Shareholder Action By Written Consent Without A Meeting.
                   ----------- ------ -- ------- ------- ------- - -------
Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

     If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary of the corporation shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in
Section 5 of this Article II. In the case of approval of a matter listed in the second paragraph of Section 4 of this Article II (except with respect to voluntary dissolution), the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

     Section 11.     Record Date for Shareholder Notice, Voting and Giving
                     ------ ---- --- ----------- ------  ------ --- ------
                     Consents.  For purposes of determining the shareholders
                     --------
entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten
(10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

     If the Board of Directors does not so fix a record date:

     (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting,

(i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given; or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

     Shareholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation or by agreement.

     Section 12. Voting by Proxy. Every person entitled to vote for directors or
                 ------ -- -----
on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted, provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provision of Sections 705 (a) and 705 (f) of the Corporations Code of California.

     Section 13.     Form of Proxies or Written Consent for
                     ---- -- ------- -- ------- ------- ---
                     Corporations Having 100 or More Shareholders.
                     ------------ ------ --- -- ---- ------------

     (a) If the corporation has outstanding shares held of record by one hundred (100) or more persons but is not subject to the reporting requirements of the Securities Exchange Act of 1934, any proxy or form of written consent distributed to ten (10) or more shareholders must afford the person voting an opportunity to specify a choice among approval, disapproval, or abstention as to each matter or group of related matters, other than elections of directors or officers.

     (b) For the purpose of determining whether the corporation has outstanding shares held of record by one hundred (100) or more persons, shares shall be deemed to be "held of record" by each person who is identified as the owner of such shares on the record of shareholders maintained by or on behalf of the corporation, in accordance with Section 605 of the California Corporations Code.

     Section 14.     Inspectors of Election. Before any meeting of shareholders,
                     ---------- -- --------
the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three
(3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

     (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

     (b)  Receive votes, ballots or consents;

     (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d)  Count and tabulate all votes or consents;

     (e)  Determine when the polls shall close;

     (f)  Determine the result; and

     (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                  ARTICLE III
                                  -----------

                                   Directors
                                   ---------

     Section 1.  Powers.  Subject to limitations of the articles of
                 ------
incorporation, the bylaws, and the General Corporation Law of California as to action which shall be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers to:

     (a) Select and remove all the other officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, articles of incorporation or the bylaws, fix their compensation, and require from them security for faithful service.

     (b) Conduct, manage and control the affairs and business of the corporation, and make such rules and regulations therefor not inconsistent with law, or with the articles of incorporation or the bylaws, as they may deem best.

     (c) Fix or change the location of the principal executive office, principal business office or other offices of the corporation as provided in Sections 1 and 2 of Article I; designate any place within or without the State of California for the holding of any shareholders' meeting or meetings; adopt, make and use a corporate seal, prescribe the forms of certificates of stock, and alter the form of such seal and such certificates from time to time as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

     (d) Authorize the issue of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received, or as a dividend, upon a stock split or reverse stock split, reclassification, conversion, or exchange of outstanding shares into shares of another class or other change affecting outstanding shares.

                                     III-1

     (e) Borrow money and incur indebtedness for the purposes of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

     (f) Appoint an executive committee and other committees, and delegate to the executive committee any of the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, except the power to declare dividends and to adopt, amend or repeal bylaws. The executive committee shall be composed of two or more directors.

     Section 2.  Number and Qualification of Directors.  The Number of Directors
                 -------------------------------------
shall be not less than one or more than ten. The definite number of directors may be changed, or an indefinite number of directors may be provided, by amendment duly adopted by the Board of Directors or the shareholders, to these bylaws or to the articles of incorporation; provided, however, that if the number of directors is set forth in the articles of incorporation, the number may be changed only by an amendment to the articles of incorporation. Prior to the issuance of shares by the corporation, the amendment may be adopted by the Board of Directors. After the issuance of shares, the amendment must be approved by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided however, that an amendment reducing the number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3% of the outstanding shares entitled to vote.

     Section 3.  Election and Term of Office, Removal of Directors.  The
                 -------------------------------------------------
directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Except as provided below in the case of removal of a director, all directors shall hold office until the expiration of the term for which elected and until their respective successors have been elected and qualified.

                                     III-2

     The holders of a majority of the outstanding shares of stock entitled to vote may, at any time, peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the secretary of the corporation or, in his absence, with any other officer. Such removal shall be effective immediately even if successors are not elected simultaneously, and the vacancies on the Board of Directors resulting therefrom shall be filled only the shareholders. No director may be removed (unless the entire Board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the directors's most recent election were then being elected. Votes sufficient to elect such director shall occur when the shares that are voted against his removal exceed the quotient arrived at by dividing the total number of outstanding shares entitled to vote by one plus the authorized number of directors.

     When by the provisions of the articles of incorporation the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

     A director may be removed from office by the superior court of the proper county at the suit (to which the corporation is made a party) of shareholders holding at least 10 percent of the number of outstanding shares of any class, in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may be barred from reelection for a period prescribed by the court.

     Section 4.  Vacancies.  Vacancies in the Board of Directors may be filled
                 ---------
by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a


                                     III-3
director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

     Any director may resign effective on giving written notice to the chairman of the Board, the president, the secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

     If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of shareholders to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon such election of a successor.


                                     III-4

     Section 5.    Place of Meeting. Regular meetings of the Board of Directors
                   ----- -- -------
shall be held at any place within or without the State of California which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board may be held either at a place within or without the State of California so designated or if not stated in the notice or if there is no notice, at the principal executive office. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

     Section 6.    Annual Meeting.  Immediately following each annual meeting
                   ------ -------
of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

     Section 7.    Other Regular Meetings.  Other regular meetings of the Board
                   ----- ------- --------
of Directors shall be held without notice at such times and places as set forth in these bylaws or shall be fixed by duly adopted resolution of the Board; provided, however, should the day of any such regular meeting fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is not a legal holiday. Notice of all such regular meetings of the Board of Directors is hereby dispensed with.

     Section 8.    Special Meetings.  Special meetings of the Board of Directors
                   ------- --------
for any purpose or purposes shall be called at any time by the president or, if he is absent or unable or refuses to act, by any vice president or by any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent to each director by first-class mail or by other form of written communication, charges prepaid, addressed to him


                                     III-5
at his address as it is shown upon the records of the corporation, or if it is not so shown upon the records of the corporation or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the principal executive office of the corporation is located at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally as above provided, or by telephone or telegram, it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

      Section 9.  Action Without Meeting. Any action required or permitted to
                  ------ ------- -------
be taken by the Board of Directors at a regular or special meeting pursuant to these bylaws or Division 1 of Title 1 of the Corporation Code of California may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

      Section 10. Notice of Adjournment. Notice of the time and place of holding
                  ------ -- -----------
an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in
Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

      Section 11. Waiver of Notice. The transactions of any meeting of the Board
                  ------ -- ------
of Directors, however called and noticed or whenever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. The waiver of notice or consent


                                     III-6
need not specify the purpose of the meeting. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting before or at its commencement, the lack of notice to that director.

     Section 12.  Quorum.  A majority of the authorized number of directors
                  ------
shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 13 of this Article III, or except as provided in the articles of incorporation. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of
Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees), and
Section 317(e) of that Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 13.  Adjournment. A quorum of the directors may adjourn any
                  -----------
directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn, from time to time until the time fixed for the next regular meeting of the Board.

     Section 14.  Fees and Compensation of Directors. Directors and members of
                  ---- --- ------------ -- ---------
committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. This Section 14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

     Section 15.  Committees of Directors; Procedure. The Board of Directors
                  ---------- -- ---------- ---------
may, by resolution adopted by a majority of

                                     III-7
the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

        (a) the approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

        (b) the filling of vacancies in the Board of Directors or in any committee;

        (c) the fixing of compensation of the directors for serving on the Board or on any committee;

        (d)  the amendment or repeal of bylaws or the adoption of new bylaws;

        (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

        (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

        (g) the appointment of any other committees of the Board of Directors or the members of these committees.

        Meetings and actions of committees shall be governed by, held and taken in accordance with, the provisions of Article III of these bylaws, Sections 5 (place of meetings), 7 (regular meetings), 8 (special meetings and notice), 9 (action without meeting), 10 (notice of adjournment), 11 (waiver of notice), 12 (quorum), and 13 (adjournment), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.



                                     III-8

                                  ARTICLE IV
                                  ----------

                                   Officers
                                   --------

     Section 1.  Officers.  The officers of the corporation shall be a
                 --------
president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, a chairman of the Board, one or more vice presidents, one or more assistant secretaries, a treasurer, one or more assistant financial officers or treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. One person may hold two or more offices.

     Section 2.  Election.  The officers of the corporation, except such
                 --------
officers as may be appointed in accordance with the provisions of Section 3 or
Section 5 of this article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3.  Subordinate Officers, Etc.  The Board of Directors may appoint
                 ----------- --------- ---
such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws, or as the Board of Directors may from time to time determine.

     Section 4.  Removal and Resignation.  Subject to the right, if any, of an
                 ------- --- -----------
officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Board of Directors or to the president, or to the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the right, if any, of the corporation under any contract to which the officer is a party.

     Section 5.  Vacancies.  A vacancy in any office because of death,
                 ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointments to such office.

     Section 6.  Chairman of the Board.  The Chairman of the Board shall be the
                 ---------------------
chief executive officer of the corporation, shall preside at all meetings of the Directors at which he is present, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

     Section 7.  President.  The President shall be the chief operating officer
                 ---------
of the corporation and shall have the general powers and duties of supervision and management of the corporation. The President shall also perform such other duties as may from time to time be assigned to him by the Board of Directors.

     Section 8.  Vice Presidents.  In the absence or disability of the
                 ---------------
president, the vice presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the bylaws, and the president or the chairman of the Board.

     Section 9.    Secretary. The secretary of the corporation shall keep, or
                   ---------
cause to be kept, a book of minutes at the principle office or such other place as the Board of Directors may order, of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a record of shareholders or a duplicate record of shareholders, showing the names of all shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

     Section 10. Chief Financial Officer. The chief financial officer shall be
                 ----- --------- -------
one person. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

                                   ARTICLE V
                                   ---------

                    Indemnification of Directors, Officers,
                    ---------------------------------------

                          Employees and Other Agents
                          --------------------------

     Section 1.      Indemnification of Agents Other than Fiduciaries of an
                     --------------- -- ------ ----- ---- ----------- -- --
                     Employee Benefit Plan.
                     -------- ------- ----
The corporation shall, to the maximum extent permitted by the California Corporations Code, indemnify each of its agents against expenses, costs, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation. For purposes of this Section 1, an "agent" of the corporation includes any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or other agent of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation. This Section 1 shall not apply to any person acting in a fiduciary capacity with respect to an employee benefit plan.

     Section 2.      Indemnification of Directors, Officers and Employees who
                     --------------- -- ---------  -------- --- --------- ---
                     are Fiduciaries of Employee Benefit Plans.  The corporation
                     --- ----------- -- -------- ------- -----
shall, to the maximum extent permitted by law, indemnify and hold harmless each of its directors, officers and employees who, at the direction or request of the corporation, act in a fiduciary capacity with respect to any of the employee benefit plans covering the corporation's employees which is sponsored by the corporation, by an employer organization, or by an employee organization, from all liability, expenses, costs, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was acting in such capacity, except where such liability, etc., arises from a willful breach of fiduciary duty. The persons enumerated in this Section 2 shall be considered "agents" for purposes of Section 3 of this Article V.

     Section 3.      Definitions; Advances; Insurance.
                     -----------  --------  ---------
For purposes of this Article V, "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" and "costs" include, without limitation, attorneys' fees and any other expenses or costs of establishing a right to indemnification under this Article V.

     Expenses and costs incurred in defending any such proceeding may be advanced by this corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article V.

     Upon and in the event of a determination by the Board of Directors of this corporation to purchase and maintain insurance on behalf of any such agent, this corporation shall purchase and maintain insurance on behalf of the agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not this corporation would have the power to indemnify the agent against the liability under the provisions of this Article V.

     Section 4.      Scope of Indemnification.  Nothing contained in this
                     ----- -- ---------------
Article V shall affect any right to indemnification to which persons other than directors, officers and employees of this corporation or any subsidiary hereof may be entitled by contract or otherwise.

     This Article V does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, who is not a director, officer or employee of the corporation, even though that person may also be an agent of the corporation as defined in this Article V. Nothing contained in this Article V shall limit any right to indemnification to which such a trustee, investment manager or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article V.

                                  ARTICLE VI
                                  ----------

                              Records and Reports
                              -------------------

        Section 1.  Maintenance and Inspection of Share Register. The
                    ----------- --- ---------- -- ----- --------
corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

        A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five (5) days prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

        Section 2.  Maintenance and Inspection of Bylaws. The corporation shall
                    ----------- --- ---------- -- ------
keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

        Section 3.      Maintenance and Inspection of Other Corporate Records.
                        ----------- --- ---------- -- ----- --------- -------
The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

        Section 4.      Inspection by Directors.  Every director shall have the
                        ---------- -- ---------
absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

        Section 5.      Annual Report to Shareholders.  If the corporation
                        ------ ------ -- ------------
has one hundred (100) or more shareholders (determined as provided in paragraph
(b) of Section 13 of Article II) the Board of Directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. This report shall be sent at least fifteen (15) days before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in Section 5 of Article II of these bylaws for giving notice to shareholders of the corporation. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. The annual report is expressly dispensed with where the corporation has less than one hundred (100) shareholders.

        Section 6.      Financial Statements.  A copy of any annual financial
                        --------- ----------
statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve
(12) months, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

        If a shareholder or shareholders holding at least five (5%) percent of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, if that report is so required hereunder, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

        The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

        The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

        Section 7.      Annual Statement of General Information.
                        ------ --------- -- ------- -----------
The corporation shall, during the applicable period in each year, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary, and chief financial officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporation Code of California.

                                  ARTICLE VII
                                  -----------

                  General Corporate and Miscellaneous Matters
                  -------------------------------------------

     Section 1.      Record Date for Purposes Other Than Notice and Voting. For
                     ------ ---- --- -------- ----- ---- ------ --- ------
purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

     If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

     Section 2.      Checks, Drafts, Evidences of Indebtedness. All checks,
                     ------  ------  --------- -- ------------
drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

     Section 3.      Corporate Contracts and Instruments; How Executed. The
                     --------- --------- --- -----------  --- --------
Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                     VII-1

     Section 3.A.    Engineering Activities, State of Washington.  All
                     ----------- ----------  ----- -- ----------
engineering decisions pertaining to any project or engineering activities in the State of Washington shall be made by an engineer, as designated by resolution of the Board of Directors, in responsible charge or other responsible engineering under his direction or supervision.

     Section 4.      Certificates for Shares.  A certificate or certificates
                     ------------ --- ------
for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the Board of Directors may authorize the issuance of certificates for shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the Board (or the vice chairman thereof) or the president (or a vice president) and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholders. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

     If the shares of the corporation are classified or if any class of shares has two or more series, there shall appear on the certificate one of the following: (a) a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof; (b) a summary of such rights preferences, privileges and restrictions with reference to the provisions of the articles of incorporation and any certificates of determination establishing the same; (c) a statement setting forth the office or agency of the corporation from which shareholders may obtain, upon request and without charge, a copy of the statement referred to in (a) above.

     There shall also appear on the certificate the statements required by all of the following clauses to the extent applicable; (1) the fact that the shares are subject to restrictions upon

                                     VII-2
transfer; (2) if the shares are assessable or are not fully paid, a statement that they are assessable or, on partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon; (3) the fact that the shares are subject to a close corporation voting agreement or an irrevocable proxy or restrictions upon voting rights contractually imposed by the corporation; (4) the fact that the shares are redeemable; and (5) the fact that the shares are convertible and the period for conversion.

     Section 5.      Lost Certificates.  Except as provided in this Section 5,
                     ---- ------------
no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

     Section 6.       Representation of Shares of Other Corporations.  The
                      -------------- -- ------ -- ----- ------------
chairman of the Board, the president, or any vice president, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

     Section 7.      Construction and Definitions.  Unless the context requires
                     ------------ --- -----------
otherwise, the general provisions, rule of construction, and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision,

                                     VII-3
the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     Section 8.  Corporate Seal.  If a corporate seal is adopted and unless its
                 --------- ----
form is otherwise determined or changed by the Board of Directors, it shall consist of a circular die bearing the name of the corporation and the state and date of its incorporation. If and when authorized by the Board of Directors, a duplicate of the corporate seal may be kept and used by such officer or person as the Board of Directors may designate. Failure to affix the corporate seal does not affect the validity of any instrument of the corporation.

     Section 9.  Amendment of Bylaws by Shareholders.  New bylaws may be adopted
                 --------- -- ------ -- ------------
or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation.

     Section 10.  Amendment of Bylaws by Directors.  Subject to the rights of
                  --------- -- ------ -- ---------
the shareholders as provided in Section 9 of this Article VII, bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors, may be adopted, amended, or repealed by the Board of Directors.

                                     VII-4